United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2020

Date of Report (Date of earliest event reported)

8i Enterprises Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38849	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Eu Tong Sen Street #08-13 The Central Singapore 059817	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 67880388

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	JFK	The Nasdaq Stock Market LLC
Warrants	JFKKW	The Nasdaq Stock Market LLC
Units	JFKKU	The Nasdaq Stock Market LLC
Rights	JFKKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

IMPORTANT NOTICES

Forward looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending business combination by and among 8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), and Diginex Limited, a Hong Kong company (“Diginex”)and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, expected revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, expected management and governance, the ability to close the business combination, and the expected timing of the transactions contemplated by the (i) merger agreement by and among Singapore NewCo, BVI NewCo and JFK, dated October 8, 2019, and (ii) share exchange agreement by and among JFK, Diginex, the stockholders of Diginex set forth therein (the “Sellers”), and Pelham Limited, as the representative of the Sellers (the “Representative”), dated July 9, 2019 (the “Share Exchange Agreement”), as amended by the amendment and joinder to the Share Exchange Agreement, dated October 8, 2019, by and among JFK, Singapore NewCo, BVI NewCo, the Sellers, Diginex and the Representative (the “Amendment,” and together with the Share Exchange Agreement, the “Amended Share Exchange Agreement”), as further amended by the second amendment to the Share Exchange Agreement, dated January 28, 2020 by and among JFK, Singapore NewCo, BVI NewCo, the Sellers, Diginex and the Representative (the “Second Amendment,” and together with the Amended Share Exchange Agreement, the “Second Amended Share Exchange Agreement”), as further amended by the third amendment to the Share Exchange Agreement, dated May 6, 2020 by and among JFK, Singapore NewCo, BVI NewCo, the Sellers, Diginex and the Representative (the “Third Amendment,” and together with the Second Amended Share Exchange Agreement, the “Third Amended Share Exchange Agreement”), and as further amended by the fourth amendment to the Share Exchange Agreement, dated June 24, 2020 by and among JFK, Singapore NewCo, BVI NewCo, the Sellers, Diginex and the Representative (the “Fourth Amendment,” and together with the Third Amended Share Exchange Agreement, the “Fourth Amended Share Exchange Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the business combination, including the risk that the Business Combination may not close due to one or more closing conditions to the Business Combination not being satisfied or waived on a timely basis or otherwise; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Fourth Amended Share Exchange Agreement; (iii) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise), of Diginex or its subsidiaries, taken as a whole; (iv) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (v) the risk that any announcements relating to the proposed business combination could have adverse effects on the market price of JFK’s ordinary shares; (vi) risks related to the recent outbreak of the novel coronavirus (COVID-19) and its effects on the Business Combination; and (vii) other risks and uncertainties indicated from time to time in the Form F-4, including “Risk Factors” therein, and other factors identified in JFK’s and Singapore NewCo’s prior and future filings with the SEC, available at www.sec.gov.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and JFK, Singapore NewCo, Diginex, and their respective subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 8.01. Other Events

8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), is updating the unaudited pro forma combined statement of financial position that was included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A jointly filed by Singapore NewCo and JFK pertaining to the business combination filed with the Securities and Exchange Commission on June 30, 2020 (the “Form F-4/A”).

The attached updated unaudited pro forma combined statement of financial position as of July 31, 2020 assumes that the business combination is approved and all shares issuable upon closing will be those of Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), and reflects the redemption of 3,423,625 shares for cash by JFK stockholders upon the consummation of the business combination.

The attached unaudited pro forma combined statement of financial position as of July 31, 2020 combines the unaudited statement of financial position of Diginex as of August 31, 2020 with the audited balance sheet of JFK as of July 31, 2020 giving effect to the business combination as if it had been consummated as of July 31, 2020.

The unaudited pro forma combined statement of financial position should be read in conjunction with the accompanying notes. In addition, the unaudited combined pro forma financial information was based on and should be read in conjunction with the historical financial statements and the accompanying notes, which are included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A:

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the business combination.

The unaudited pro forma combined financial information is presented for illustrative purposes only. The financial results may have been different had the companies been combined for the referenced periods. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies been combined for the referenced periods or the future results that the combined company will experience. Diginex and JFK have not had any historical relationship prior to the business combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The historical financial information of JFK has been adjusted to give effect to the differences between US GAAP and IFRS as issued by the IASB for the purposes of the combined unaudited pro forma financial information. No adjustments were required to convert JFK’s financial statements from US GAAP to IFRS for purposes of the combined unaudited pro forma financial information, except to classify JFK’s ordinary shares subject to redemption as non-current liabilities under IFRS. The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company after giving effect to the business combination.

The unaudited pro forma combined statement of financial position as of July 31, 2020 is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Statement of Financial Position as of July 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2020

8I ENTERPRISES ACQUISITION CORP

By:	/s/ James Tan
Name:	James Tan
Title:	Chief Executive Officer